Exhibit 99.2

Enstargroup.com Enstargroup.com Realising Value Investor Financial Supplement June 30, 2024 ENSTAR GROUP LIMITED

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Consolidated Results by Segment 6 Capital Position & Credit Ratings 10 Non - GAAP Measures 11 Reconciliation to Fully Diluted Book Value per Share 13 Reconciliation to Adjusted Return on Equity 14 Reconciliation to Adjusted Run - off Liability Earnings 16 Reconciliation to Adjusted Total Investment Return 18 Investment Composition 19

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ - listed leading global (re)insurance group that offers capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe and Australia . A market leader in completing legacy acquisitions, Enstar has acquired over 115 companies and portfolios since its formation . For further information about Enstar, see www . enstargroup . com . Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries . All information contained herein is unaudited . Unless otherwise noted, amounts are in millions of U . S . Dollars, except for share and per share amounts . This Investor Financial Supplement is being provided for informational purposes only . It should be read in conjunction with documents filed by Enstar with the U . S . Securities and Exchange Commission, including its Annual Reports on Form 10 - K and its Quarterly Reports on Form 10 - Q . Sixth Street Merger Agreement As previously announced, Enstar has entered into a definitive merger agreement to be acquired by Sixth Street for $ 5 . 1 billion or $ 338 per ordinary share . A copy of the press release can be found by visiting the Investor Relations section of the Enstar corporate website at www . enstargroup . com . Non - GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non - GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program . These non - GAAP financial measures provide an additional view of our operational performance over the long - term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance . The presentation of these non - GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance . It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP . Some of the adjustments reflected in our non - GAAP measures are recurring items, such as the exclusion of adjustments to fair value changes and net realized (gains)/losses on fixed maturities recognized in our statements of operations, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments . Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all of our assets and liabilities as a result of preexisting accounting elections, do not impair comparability across reporting periods . It is important for the readers of our periodic filings to understand that these items will recur from period to period . However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investments without the effect of interest rate fluctuations on assets that we anticipate to hold to maturity and non - cash changes to the fair value of our reserves . Similarly, our non - GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years . This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations, and other items that we separately disclose . Refer to pages 11 to 18 for further details .

4 Explanatory Notes (continued) Investment Composition In certain instances, U.S. GAAP requires, in part, that invested assets be classified based upon the legal form of the invest men t which may not correspond to management’s view of the underlying economic exposure. For example: 1. Enstar has certain investments in public shares of exchange traded funds (“ETFs”) where the underlying exposure of the ETF is in vestment grade fixed maturities, and Enstar also has certain privately held equities which management evaluates based on the underlying economic exposures. U. S. GAAP requires that these investments be classified as “Equities”. 2. Enstar has certain private equity funds that are collectively held in a limited partnership, which management evaluates based on the nature of the underlying investments within these funds. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Inv estments”. Where relevant, we have disclosed the underlying economic exposure of our investments in order to be consistent with the mann er in which management views the underlying portfolio composition. Refer to pages 19 and 20 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These statements include statements regarding the intent, belief or current expectations of Enstar and its management team . Investors can identify these statements by the fact that they do not relate strictly to historical or current facts . They use words such as 'aim', 'anticipate', 'estimate', 'expect', 'intend', 'will', 'project', 'plan', 'believe', 'target', and other words and terms of similar meaning in connection with any discussion of future events or performance . Investors are cautioned that any such forward - looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward - looking statements as a result of various factors . Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10 - K and our Quarterly Reports on Form 10 - Q . Furthermore, Enstar undertakes no obligation to update any written or oral forward - looking statements or publicly announce any updates or revisions to any of the forward - looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law .

| enstargroup.com 5 Three Months Ended Six Months Ended June 30, 2024 June 30, 2023 June 30, 2024 June 30, 2023 Key Income Metrics Return on Equity (“ROE”) 2.5% 0.5% 4.9% 10.0 % Annualized ROE 9.8% 19.9 % Adjusted ROE (1) 2.9% 2.1% 5.6% 8.6 % Annualized adjusted ROE (1) 11.2% 17.2 % Basic net earnings per share $ 8.59 $ 1.36 $ 16.72 $ 27.44 Diluted net earnings per share $ 8.49 $ 1.34 $ 16.49 $ 27.19 Key Run - off Metrics Average net loss reserves $ 11,052 $ 12,475 Run - off liability earnings (“RLE”) 0.8% 0.2 % Average adjusted net loss reserves (1) $ 11,944 $ 13,418 Adjusted RLE (1) 0.7% 0.3 % Key Investment Return Metrics Average aggregate invested assets $ 17,587 $ 18,548 $ 17,825 $ 18,831 Annualized total investment return (“TIR”) 5.2% 3.0% 5.0% 6.1 % Annualized investment book yield 4.35% 4.47% 4.35% 3.78% (Loss) income from equity method investments $ (8) $ 14 $ (13) $ 25 Adjusted average aggregate invested assets (1) $ 18,383 $ 19,572 $ 18,597 $ 20,218 Annualized adjusted TIR (1) 5.6% 5.1% 5.6% 5.6 % Share Repurchases Ordinary shares repurchased: Shares — — — 1,597,712 Cost $ — $ — $ — $ 341 Average price per share $ — $ — $ — $ 213.13 As of June 30, 2024 December 31, 2023 Key Shareholder Metrics Ordinary shareholder’s equity $ 5,261 $ 5,025 Total Enstar shareholders’ equity $ 5,771 $ 5,535 Book value per ordinary share (“BVPS”) $ 358.74 $ 343.45 Fully diluted BVPS (“FDBVPS”) (1) $ 350.74 $ 336.72 Change in FDBVPS 4.2% 30.0 % Total ordinary shares outstanding 14,665,281 14,631,055 Fully diluted ordinary shares outstanding 14,999,906 14,923,245 Key Balance Sheet Metrics Total assets $ 19,896 $ 20,913 Debt obligations $ 1,832 $ 1,831 Total liabilities $ 14,016 $ 15,265 Total investable assets to ordinary shareholders’ equity 3.30x 3.63x Total net loss reserves to ordinary shareholders’ equity 2.00x 2.31x Debt to total capitalization attributable to Enstar 24.1% 24.9 % Financial Highlights (1) Non - GAAP financial measure, refer to pages 11 to 18 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

| enstargroup.com 6 Consolidated Results by Segment - Q2 2024 Three Months Ended June 30, 2024 Run - off Investments Corporate and other (1)(2) Total REVENUES Net premiums earned $ 5 $ — $ — $ 5 Net investment income — 155 — 155 Net realized losses — (9) — (9) Fair value changes in trading securities, funds held and other investments — 86 — 86 Other income (expense) 3 — (4) (1) Total revenues 8 232 (4) 236 EXPENSES Net incurred losses and loss adjustment expenses Current period 4 — — 4 Prior period (64) — 2 (62) Total net incurred losses and loss adjustment expenses (60) — 2 (58) Amortization of net deferred charge assets — — 29 29 Acquisition costs 1 — — 1 General and administrative expenses 48 10 40 98 Total expenses (11) 10 71 70 INCOME (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES 19 222 (75) 166 Loss from equity method investments — (8) — (8) SEGMENT INCOME (LOSS) $ 19 $ 214 (75) 158 Interest expense (23) (23) Net foreign exchange losses (1) (1) Income tax benefit 2 2 NET (LOSS) INCOME (97) 136 Less: Net income attributable to noncontrolling interests (1) (1) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR (98) 135 Dividends on preferred shares (9) (9) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS $ (107) $ 126 (1) Effective January 1 , 2024 , Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities . Activities prior to January 1 , 2024 are recorded in their respective segments . (2) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC (“DCo”) and Morse TEC LLC (“Morse TEC”) . Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option .

| enstargroup.com 7 Consolidated Results by Segment - Q2 2023 Three Months Ended June 30, 2023 Run - off Investments Corporate and other (1)(2) Total REVENUES Net premiums earned $ 7 $ — $ — $ 7 Net investment income — 172 — 172 Net realized losses — (25) — (25) Fair value changes in trading securities, funds held and other investments — (2) — (2) Other income (expense) 5 — (3) 2 Total revenues 12 145 (3) 154 EXPENSES Net incurred losses and loss adjustment expenses Current period 3 — — 3 Prior period (8) — (2) (10) Total net incurred losses and loss adjustment expenses (5) — (2) (7) Amortization of net deferred charge assets — — 24 24 Acquisition costs 4 — — 4 General and administrative expenses 47 10 28 85 Total expenses 46 10 50 106 (LOSS) INCOME BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES (34) 135 (53) 48 Income from equity method investments — 14 — 14 SEGMENT (LOSS) INCOME $ (34) $ 149 (53) 62 Interest expense (22) (22) Net foreign exchange losses (5) (5) Income tax benefit 4 4 NET (LOSS) INCOME (76) 39 Less: Net income attributable to noncontrolling interests (9) (9) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR (85) 30 Dividends on preferred shares (9) (9) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS $ (94) $ 21 (1) Effective January 1 , 2024 , Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities . Activities prior to January 1 , 2024 are recorded in their respective segments . In addition, Assumed Life and Legacy Underwriting had no revenue or income activity for the three months ended June 30 , 2023 and therefore are excluded from the table above . (2) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC (“DCo”) and Morse TEC LLC (“Morse TEC”) . Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option .

| enstargroup.com 8 Consolidated Results by Segment - YTD Q2 2024 Six Months Ended June 30, 2024 Run - off Investments Corporate and other (1)(2) Total REVENUES Net premiums earned $ 16 $ — $ — $ 16 Net investment income — 315 — 315 Net realized losses — (15) — (15) Fair value changes in trading securities, funds held and other investments — 171 — 171 Other income (expense) 6 — (7) (1) Total revenues 22 471 (7) 486 EXPENSES Net incurred losses and loss adjustment expenses Current period 9 — — 9 Prior period (87) — 1 (86) Total net incurred losses and loss adjustment expenses (78) — 1 (77) Amortization of net deferred charge assets — — — 59 59 Acquisition costs 2 — — 2 General and administrative expenses 90 20 75 185 Total expenses 14 20 135 169 INCOME (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES 8 451 (142) 317 Loss from equity method investments — (13) — (13) SEGMENT INCOME (LOSS) $ 8 $ 438 (142) 304 Interest expense (45) (45) Net foreign exchange gains 8 8 Income tax expenses (3) (3) NET (LOSS) INCOME (182) 264 Less: Net income attributable to noncontrolling interests (1) (1) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR (183) 263 Dividends on preferred shares (18) (18) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS $ (201) $ 245 (1) Effective January 1 , 2024 , Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities . Activities prior to January 1 , 2024 are recorded in their respective segments . (2) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC (“DCo”) and Morse TEC LLC (“Morse TEC”) . Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option .

| enstargroup.com 9 Consolidated Results by Segment - YTD Q2 2023 Six Months Ended June 30, 2023 Run - off Assumed Life (1) Investments Corporate and other (2) Total REVENUES Net premiums earned $ 15 $ — $ — $ — $ 15 Net investment income — — 328 — 328 Net realized losses — — (43) — (43) Fair value changes in trading securities, funds held and other investments — — 204 — 204 Other income (expense) 10 275 — (3) 282 Total revenues 25 275 489 (3) 786 EXPENSES Net incurred losses and loss adjustment expenses Current period 13 — — — 13 Prior period (41) — — 21 (20) Total net incurred losses and loss adjustment expenses (28) — — 21 (7) Amortization of net deferred charge assets — — — 41 41 Acquisition costs 6 — — — 6 General and administrative expenses 86 — 21 67 174 Total expenses 64 — 21 129 214 (LOSS) INCOME BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES (39) 275 468 (132) 572 Income from equity method investments — — 25 — 25 SEGMENT (LOSS) INCOME $ (39) $ 275 $ 493 (132) 597 Interest expense (45) (45) Net foreign exchange gains 1 1 Income tax benefit 5 5 NET (LOSS) INCOME (171) 558 Less: Net income attributable to noncontrolling interests (95) (95) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR (266) 463 Dividends on preferred shares (18) (18) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS $ (284) $ 445 (1) Effective January 1 , 2024 , Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities . Activities prior to January 1 , 2024 are recorded in their respective segments . In addition, Legacy Underwriting had no revenue or income activity for the six months ended June 30 , 2023 and therefore are excluded from the table above . (2) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC (“DCo”) and Morse TEC LLC (“Morse TEC”) . Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option .

| enstargroup.com 10 Capital Position & Credit Ratings Credit ratings (1) Standard and Poor’s Fitch Ratings Long - term issuer BBB+ (Outlook: Stable) BBB+ (Outlook: Stable) 2029 Senior Notes BBB+ BBB 2031 Senior Notes BBB BBB 2040 and 2042 Junior Subordinated Notes BBB - BBB - Series D and E Preferred Shares BBB - BBB - (1) Credit ratings are provided by third parties, Standard & Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers . For information on these ratings, refer to the rating agencies’ websites and other publications . Agency ratings are not a recommendation to buy, sell or hold any of our securities and may be revised or withdrawn at any time by the issuing organization . Each agency's rating should be evaluated independently of any other agency's rating . For information on risks related to our credit ratings, refer to "Item 1 A . Risk Factors - Risks Relating to Liquidity and Capital Resources" and "Item 1 A . Risk Factors - Risks Relating to Ownership of our Shares" in our Annual Report on Form 10 - K for the year ended December 31 , 2023 . Total capitalization attributable to Enstar excluding NCI was $ 7 . 60 billion as of June 30 , 2024 and $ 7 . 37 billion as of December 31 , 2023 . Debt and Series D and E preferred shares to total capitalization attributable to Enstar was 30 . 8 % and 31 . 8 % as of June 30 , 2024 and December 31 , 2023 , respectively . Debt to total capitalization attributable to Enstar was 24 . 1 % and 24 . 9 % as of June 30 , 2024 and December 31 , 2023 , respectively .

11 Non - GAAP Measures Non - GAAP Measure Definition Purpose of Non - GAAP Measure over GAAP Measure Fully diluted book value per ordinary share Total Enstar ordinary shareholders' equity Divided by Number of ordinary shares outstanding, adjusted for : - the ultimate effect of any dilutive securities (which include restricted shares, restricted share units, directors’ restricted share units and performance share units) on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution. We use this non - GAAP measure in our incentive compensation program. Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented. We eliminate the impact of fair value changes and net realized (gains) losses on fixed maturities and funds held - directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as: • we typically hold most of our fixed maturities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and • removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option. Therefore, we believe that excluding their impact on our net income improves comparability of our core operational performance across periods. We include fair value adjustments as non - GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non - cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios. We eliminate the net gain (loss) on the purchase and sales of subsidiaries and net income from discontinued operations, as these items are not indicative of our ongoing operations. We use this non - GAAP measure in our incentive compensation program. Adjusted operating income (loss) attributable to Enstar ordinary shareholders ( numerator) Net income (loss) attributable to Enstar ordinary shareholders, adjusted for : - fair value changes and net realized (gains) losses on fixed maturities and funds held - directly managed, - change in fair value of insurance contracts for which we have elected the fair value option (1) , - amortization of fair value adjustments, - net gain/loss on purchase and sales of subsidiaries (if any), - net income from discontinued operations (if any), - tax effects of adjustments, and - adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity ( denominator) Opening Enstar ordinary shareholders' equity, less : - fair value changes on fixed maturities and funds held - directly managed, - fair value of insurance contracts for which we have elected the fair value option (1) , - fair value adjustments, and - net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in net income for the applicable period divided by period average adjusted total investable assets . Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy . Provides a consistent measure of investment returns as a percentage of all assets generating investment returns . We adjust our investment returns to eliminate the impact of the change in fair value of fixed maturities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost . Adjusted total investment return ($) ( numerator ) Total investment return (dollars), adjusted for : - fair value changes in fixed maturities, trading and funds held - directly managed ; and - unrealized (gains) losses on fixed maturities, AFS included within OCI, net of reclassification adjustments and excluding foreign exchange . Adjusted average aggregate total investable assets ( denominator ) Total average investable assets, adjusted for : - net unrealized (gains) losses on fixed maturities, AFS included within AOCI - fair value changes on fixed maturities, trading and funds held - directly managed (1) Comprises the discount rate and risk margin components.

| enstargroup.com 12 Non - GAAP Measures (continued) Non - GAAP Measure Definition Purpose of Non - GAAP Measure over GAAP Measure Adjusted run - off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves. Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods. We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations. The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons: • Prior to the settlement of the contractual arrangements, the results of our Legacy Underwriting segment were economically transferred to a third party primarily through use of reinsurance and a Capacity Lease Agreement (3) ; as such, the results were not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies (2) ; • The change in fair value of insurance contracts for which we have elected the fair value option (1) has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and • The amortization of fair value adjustments are non - cash charges that obscure our trends on a consistent basis. We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: - Legacy Underwriting (2) operations - amortization of fair value adjustments, - change in fair value of insurance contracts for which we have elected the fair value option (1) , and Add: - the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: - Legacy Underwriting (2) net loss reserves - current period net loss reserves - net fair value adjustments associated with the acquisition of companies, - the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: - net nominal defendant A&E liability exposures and estimated future expenses. (1) Comprises the discount rate and risk margin components. (2) As of January 1, 2024, Legacy Underwriting is no longer a reportable segment as it no longer engages in any active business. (3) The reinsurance contractual arrangements (including the Capacity Lease Agreement) were settled during the second quarter of 2 023 . Other than the settlement of these arrangements, we did not record any transactions in the Legacy Underwriting segment in 2023.

| enstargroup.com 13 Reconciliation to Fully Diluted Book Value Per Share As of June 30, 2024 December 31, 2023 Equity (1) Ordinary Shares Per Share Amount Equity (1) Ordinary Shares Per Share Amount Book value per ordinary share $ 5,261 14,665,281 $ 358.74 $ 5,025 14,631,055 $ 343.45 Non - GAAP adjustments: Share - based compensation plans 334,625 292,190 Fully diluted book value per ordinary share* $ 5,261 14,999,906 $ 350.74 $ 5,025 14,923,245 $ 336.72 (1) Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shar es ($510 million), prior to any non - GAAP adjustments. * Non - GAAP financial measure.

| enstargroup.com 14 Reconciliation to Adjusted Return on Equity - QTD Q2 2024 and 2023 (1) Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non - GAAP adjustments . Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ( $ 510 million), prior to any non - GAAP adjustments . (2) Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our unaudited consolidated statements of operations . Fair value changes on fixed maturities, trading and funds held - directly managed are included in fair value changes in trading securities , funds held and other investments in in our unaudited consolidated statements of operations . (3) Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance . (4) Comprises the discount rate and risk margin components . (5) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre - tax adjustment relates, calculated at the applicable jurisdictional tax rate . * Non - GAAP financial measure. Three Months Ended June 30, 2024 June 30, 2023 Net income (loss) (1) Opening equity (1) (Adj) ROE Annualized (Adj) ROE Net income (loss) (1) Opening equity (1) (Adj) ROE Annualized (Adj) ROE Net income/Opening equity/ROE (1) $ 126 $ 5,122 2.5% 9.8% $ 21 $ 4,367 0.5% 1.9 % Non - GAAP adjustments for loss (gains): Net realized losses on fixed maturities, AFS (2) / Cumulative fair value changes to fixed maturities, AFS (3) 9 416 25 531 Fair value changes on fixed maturities, trading (2) / Fair value changes on fixed maturities, trading (3) 16 251 42 316 Fair value changes in funds held - directly managed (2) / Fair values changes on funds held - directly managed (3) 10 122 22 147 Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (4) (4) (249) (8) (278) Amortization of fair value adjustments / Fair value adjustments 6 (103) 6 (121) Tax effects of adjustments (5) (3) — (3) — Adjusted net income/Adjusted opening equity/Adjusted ROE* $ 160 $ 5,559 2.9% 11.5% $ 105 $ 4,962 2.1% 8.5%

| enstargroup.com 15 Reconciliation to Adjusted Return on Equity - YTD Q2 2024 and 2023 1 ) Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non - GAAP adjustments . Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ( $ 510 million), prior to any non - GAAP adjustments . (2) Enstar ordinary shareholders’ equity as of December 31 , 2022 has been retrospectively adjusted by $ 273 million for the impact of adopting ASU 2018 - 12 . (3) Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our unaudited consolidated statements of operations . Fair value changes on fixed maturities, trading and funds held - directly managed are included in fair value changes in trading securities , funds held and other investments in in our unaudited consolidated statements of operations . (4) Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance . (5) Comprises the discount rate and risk margin components . (6) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre - tax adjustment relates, calculated at the applicable jurisdictional tax rate . (7) Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate . * Non - GAAP measure . Six Months Ended June 30, 2024 June 30, 2023 Net income (loss) (1) Opening equity (1) ROE Net income (loss) (1) Opening equity (1)(2) ROE Net income/Opening equity/ROE (1) $ 245 $ 5,025 4.9% $ 445 $ 4,464 10.0 % Non - GAAP adjustments for loss (gains): Net realized losses on fixed maturities, AFS (2) / Cumulative fair value changes to fixed maturities, AFS (3) 15 380 43 647 Fair value changes on fixed maturities, trading (3) / Fair value changes on fixed maturities, trading (4) 30 234 2 400 Fair value changes on funds held - directly managed (3) / Fair value changes on funds held - directly managed (4) 15 111 3 780 Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (5) (8) (246) 12 (294) Amortization of fair value adjustments / Fair value adjustments 9 (107) 9 (124) Tax effects of adjustments (6) (5) — (6) — Adjustments attributable to noncontrolling interests (7) — — (2) — Adjusted net income /Adjusted opening equity/Adjusted ROE* $ 301 $ 5,397 5.6% $ 506 $ 5,873 8.6%

| enstargroup.com 16 Reconciliation to Adjusted Run - off Liability Earnings - QTD Q2 2024 and 2023 Three Months Ended As of Three Months Ended June 30, 2024 June 30, 2024 March 31, 2024 June 30, 2024 June 30, 2024 RLE / PPD Net loss reserves Net loss reserves Average net loss reserves RLE % PPD/net loss reserves/RLE % $ 62 $ 10,518 $ 10,827 $ 10,673 0.6 % Non - GAAP adjustments for expenses (income): Net loss reserves incurred in the current period — (9) (5) (7) Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies 6 98 103 101 Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1) (4) 253 249 251 Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities — 497 516 506 Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E 1 31 32 31 Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %* $ 65 $ 11,388 $ 11,722 $ 11,555 0.6% (1) Comprises the discount rate and risk margin components. * Non - GAAP financial measure. Three Months Ended As of Three Months Ended June 30, 2023 June 30, 2023 March 31, 2023 June 30, 2023 June 30, 2023 RLE / PPD Net loss reserves Net loss reserves Average net loss reserves RLE % PPD/net loss reserves/RLE % $ 10 $ 12,939 $ 11,226 $ 12,082 0.1 % Non - GAAP adjustments for expenses (income): Net loss reserves incurred in the current period — (11) (9) (10) Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies 6 116 121 119 Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1) (8) 312 278 295 Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities — 550 560 555 Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E — 34 34 34 Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %* $ 8 $ 13,940 $ 12,210 $ 13,075 0.1%

| enstargroup.com 17 Reconciliation to Adjusted Run - off Liability Earnings - YTD Q2 2024 and 2023 Six Months Ended As of Six Months Ended June 30, 2023 June 30, 2023 December 31, 2022 June 30, 2023 June 30, 2023 RLE / PPD Net loss reserves Net loss reserves Average net loss reserves RLE % PPD/net loss reserves/RLE % $ 20 $ 12,939 $ 12,011 $ 12,475 0.2 % Non - GAAP adjustments for expenses (income): Net loss reserves incurred in the current period — (11) — (6) Legacy Underwriting — — (139) (70) Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies 9 116 124 120 Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1) 12 312 294 303 Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities 2 550 572 561 Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E 1 34 35 35 Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %* $ 44 $ 13,940 $ 12,897 $ 13,418 0.3% (1) Comprises the discount rate and risk margin components. * Non - GAAP financial measure. Six Months Ended As of Six Months Ended June 30, 2024 June 30, 2024 December 31, 2023 June 30, 2024 June 30, 2024 RLE / PPD Net loss reserves Net loss reserves Average net loss reserves RLE % PPD/net loss reserves/RLE % $ 86 $ 10,518 $ 11,585 $ 11,052 0.8 % Non - GAAP adjustments for expenses (income): Net loss reserves incurred in the current period — (9) — (5) Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies 9 98 107 103 Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1) (8) 253 246 250 Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities — 497 527 512 Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E 2 31 33 32 Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %* $ 89 $ 11,388 $ 12,498 $ 11,944 0.7%

| enstargroup.com 18 Reconciliation to Adjusted Total Investment Return Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Net investment income $ 155 $ 172 $ 315 $ 328 Net realized losses (9) (25) (15) (43) Fair value changes in trading securities, funds held and other investments 86 (2) 171 204 (Loss) income from equity method investments (8) 14 (13) 25 Other comprehensive income: Unrealized gains (losses) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange 3 (22) (9) 65 TIR ($) $ 227 $ 137 $ 449 $ 579 Non - GAAP adjustments: Net realized losses on fixed maturities, AFS and fair value changes in trading and funds held - directly managed 35 90 60 49 Unrealized (gains) losses on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange (3) 22 9 (65) Adjusted TIR ($)* $ 259 $ 249 $ 518 $ 563 Total investments 16,623 18,033 16,623 18,033 Cash and cash equivalents, including restricted cash and cash equivalents 752 1,186 752 1,186 Total investable assets $ 17,375 $ 19,219 $ 17,375 $ 19,219 Average aggregate invested assets, at fair value (1) $ 17,587 $ 18,548 $ 17,825 $ 18,831 Annualized TIR % (2) 5.2% 3.0% 5.0% 6.1 % Non - GAAP adjustment: Net unrealized losses on fixed maturities, AFS included within AOCI and fair value changes on fixed maturities, trading and funds held - directly managed 803 1,053 803 1,053 Adjusted investable assets* $ 18,178 $ 20,272 $ 18,178 $ 20,272 Adjusted average aggregate invested assets, at fair value* (3) $ 18,383 $ 19,572 $ 18,597 $ 20,218 Annualized adjusted TIR %* (4) 5.6% 5.1% 5.6% 5.6% (1) This amount is a two and three period average of the total investable assets for the three and six months ended June 30 , 2024 and 2023 , respectively, as presented above, and is comprised of amounts disclosed in our quarterly and annual U . S . GAAP consolidated financial statements . (2) Annualized TIR % is calculated by dividing the annualized TIR ( $ ) by average aggregate invested assets, at fair value . (3) This amount is a two and three period average of the adjusted investable assets* for the three and six months ended June 30 , 2024 and 2023 . (4) Annualized adjusted TIR % * is calculated by dividing the annualized adjusted TIR* ( $ ) by adjusted average aggregate invested assets, at fair value* . * Non - GAAP measure .

| enstargroup.com 19 Investment Composition - June 30, 2024 Other Investments Equities Cash (2) Funds Held Short - term and fixed maturities, trading and AFS June 30, 2024 Hedge Funds Fixed income funds Equity funds Private equity funds CLO equities CLO equity funds Private credit funds Real estate fund Other (1) Publicly traded equities Exchange - traded funds Privately held equities Short - term and fixed maturities, trading and AFS $ 6,723 38.8% 6,723 Funds held 4,730 27.2% 104 55 4,571 — % 2.2% — % — % — % — % — % — % — % — % 1.2% — % — % 96.6% — % Equities Privately held equities 382 2.2% 49 333 Publicly traded equities 292 1.7% 59 233 Exchange - traded funds 71 0.4% 21 17 33 Warrants and other 16 0.1% 16 Total 761 4.4% — % 7.8% — % — % 2.8% — % 6.4% — % 2.1% 30.6% 2.2% 43.8% — % — % 4.3 % Other investments Private equity funds 1,794 10.3% 2 1,386 93 69 215 11 12 6 Private credit funds 669 3.9% 669 Hedge funds 551 3.2% 463 88 Fixed income funds 545 3.1% 545 Real estate fund 319 1.8% 319 CLO equity funds 160 0.9% 160 CLO equities 49 0.3% 49 Equity funds 4 — % 4 Total 4,091 23.5% 11.3% 15.5% — % 33.9% 5.1% — % 18.6% 9.5% 5.3% 0.4% 0.3% 0.1% — % — % — % Equity method investments 318 1.8 % Total investments 16,623 95.7 % Cash and cash equivalents (including restricted cash) 752 4.3% 752 Total investable assets $ 17,375 100.0% (1) Includes infrastructure in fund format and warrants. (2) Cash and cash equivalents.

| enstargroup.com 20 Investment Composition - December 31, 2023 Other Investments Equities December 31, 2023 Hedge Funds Fixed income funds Private equity funds CLO equities CLO equity funds Private credit funds Real estate fund Other (1) Publicly traded equities Exchange - traded funds Privately held equities Cash (2) Funds Held Short - term and fixed maturity investments, trading and AFS Short - term and fixed maturity investments, trading and AFS $ 7,274 39.9% 7,274 Funds held 5,251 28.8% 102 68 5,081 — % 1.9% — % — % — % — % — % — % — % 1.3% — % — % 96.8% — % Equities Privately held equities 344 1.9% 45 299 Publicly traded equities 275 1.5% 55 220 Exchange - traded funds 82 0.4% 18 20 44 Total 701 3.8% — % 7.8% — % 2.6% — % 6.4% — % — % 31.4% 2.9% 42.6% — % — % 6.3 % Other investments Private equity funds 1,617 8.9% 3 1,186 108 67 92 16 30 6 109 Private credit funds 625 3.4% 625 Fixed income funds 605 3.3% 605 Hedge funds 491 2.7% 407 84 Real estate fund 269 1.5% 269 CLO equity funds 182 1.0% 182 CLO equities 60 0.3% 60 Equity funds 4 — % 4 Total 3,853 21.1% 10.5% 18.0% 30.8% 6.3% — % 19.0% 8.7% 2.4% 0.5% 0.8% 0.2% 2.8% — % — % Equity method investments 334 1.8 % Total investments 17,413 95.5 % Cash and cash equivalents (including restricted cash) 830 4.5% 830 Total investable assets $ 18,243 100.0% (1) Infrastructure in fund format. (2) Cash and cash equivalents.